August 28, 2012

Summary Prospectus

Funds For Institutions Series

>  FFI Treasury Fund

Fund	Ticker Symbol
FFI Treasury Fund	MLTXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 626-1960 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated August 28, 2012, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About FFI Treasury Fund

Investment Objective

The objective of FFI Treasury Fund (“Treasury Fund” or the “Fund”), a series of Funds For Institutions Series (“FFI” or the “Trust”), is to seek current income consistent with liquidity and security of principal by investing in a portfolio of securities that are direct obligations of the U.S. Treasury.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Treasury Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.31%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.33%

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Treasury Fund	$34	$106	$185	$418

Principal Investment Strategies of the Fund

Treasury Fund tries to achieve its objective by normally investing 80% of its net assets, plus the amount of any borrowing for investment purposes, in Treasury bills, notes, variable rate U.S. Treasury obligations and other direct obligations of the U.S. Treasury. The securities in which the Fund invests will have remaining maturities of up to 397 days (13 months), with certain exceptions. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

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Principal Risks of Investing in the Fund

Treasury Fund cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

■	Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.
■	Variable and Floating Rate Instrument Risk — The absence of an active market could make it difficult for the Fund to dispose of these securities if the issuer defaults.

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Performance Information

The information shows you how Treasury Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.fundsforinstitutions.com or can be obtained by phone at (800) 626-1960.

ANNUAL TOTAL RETURNS
Treasury Fund
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.22% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2011). The year-to-date return as of June 30, 2012 was 0.00%.

As of 12/31/11 Average Annual Total Returns	1 Year	5 Years	10 Years
Treasury Fund	0.00%	1.18%	1.67%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Treasury Fund’s investment manager is BlackRock Advisors, LLC.

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Purchase and Sale of Fund Shares

To purchase or sell shares of the Fund, you should contact your financial professional or financial intermediary or contact the FFI Client Service Team, by phone at (800) 225-1576 or by mail (Boston Financial Data Services, Attention: BlackRock, P.O. Box 8118, Boston, Massachusetts 02266).

Accounts can be open with a minimum initial investment of $100,000. To open an account, an FFI account application must be fully executed and supporting documentation must be provided. The minimum investment for additional purchases is generally $1,000 for all accounts. The Fund will effect orders to purchase and sell shares on every day that both the New York Stock Exchange and the Federal Reserve are open for business, and the bond markets are open for trading.

Tax Information

The Fund will declare a dividend daily from its net investment income, if any. Net realized capital gains, if any, will be distributed at least annually in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash. The Fund intends to pay dividends, most of which will be taxed as ordinary income, although the Fund may pay capital gains dividends as well.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE #811-05149 © BlackRock Advisors, LLC SPRO-FFIS-T-0812